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Exhibit 99.1

150 Field Drive
Suite 195
Lake Forest, IL 60045
(847) 295-8678
Fax (847) 295-8854

CONTACT:
Larry Kenyon, Chief Financial Officer lkenyon@neophrm.com 847-295-8678 x 210	Paul Arndt, Corporate Communications Manager parndt@neophrm.com 847-295-8678 x 215
Investors: Janet Dally, President MontRidge, LLC 203-894-8038	Media: Kristin Fayer Outlook Marketing 847-509-3099

NEOPHARM, INC. ANNOUNCES PUBLIC OFFERING OF COMMON STOCK

  Lake Forest, IL—January 7, 2004—NeoPharm, Inc. (Nasdaq/NM: NEOL) announced today that it plans to offer 3,500,000 shares of its common stock in an underwritten public offering under its existing shelf registration statement. The Company also intends to grant an option to the underwriters to purchase up to an additional 525,000 shares of common stock to cover over-allotments, if any. All of the shares are being sold by NeoPharm, Inc.

  UBS Securities LLC is acting as the sole book-running manager on this offering. Robert W. Baird & Co. Incorporated, First Albany Capital Inc., and JMP Securities LLC, are acting as co-managers.

  This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This offering of the shares of common stock may be made only by means of a preliminary prospectus supplement, copies of which can be obtained from UBS Investment Bank, ECMG Syndicate, 299 Park Avenue, New York, NY 10171.

  About NeoPharm

  NeoPharm, Inc., based in Lake Forest, IL, is a publicly traded biopharmaceutical company dedicated to the research, discovery and commercialization of new and innovative cancer drugs for therapeutic applications. The Company has a broad portfolio of compounds in various stages of development.

  Forward Looking Statements—This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Company has tried to identify such forward-looking statements by use of such words as "expects," "intends," "hopes," "anticipates," "believes," "could," "may," "evidences" and "estimates," and other similar expressions, but these words are not the exclusive means of identifying such statements. Such statements include, but are not limited to, any statements relating to the Company's drug development program and any other statements that are not historical facts including information on the introduction of new non-drug products including NeoPhectin™ to the scientific community, the ability of independent distributors to develop a market for NeoPhectin™, and the ability to introduce additional non-drug products thereafter. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to difficulties or delays in development, testing, regulatory approval, production and marketing of the Company's drug and non-drug compounds, uncertainty regarding the availability of third party lyophilization capacity, uncertainty regarding the outcome of damage claims made by or against the Company, including the outcome of the pending arbitration with Pharmacia, unexpected adverse side effects or inadequate therapeutic efficacy of the Company's drug and non-drug compounds that could slow or prevent products coming to market, the uncertainty of patent protection for the Company's intellectual property or trade secrets and other risks detailed from time to time in filings the Company makes with the Securities and Exchange Commission including our annual reports on Form 10-K and our quarterly reports on Forms 10-Q. Such statements are based on management's current expectations, but actual results may differ materially due to various factors, including those risks and uncertainties mentioned or referred to in this press release. Accordingly, you should not rely on these forward-looking statements as a prediction of actual future results.

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  Exhibit 99.1
NEOPHARM, INC. ANNOUNCES PUBLIC OFFERING OF COMMON STOCK